Supplement dated July 18, 2011 to the

variable annuity prospectus for

MassMutual Transitions Select

dated May 1, 2011, as amended

This supplement revises the prospectus by adding the following to the bottom of page one:

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

If you have any questions, please contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

PS11_03